Rule 497(e)
                                                           File Nos. 2-80886 and
                                                                       811-03626

                                 CITIZENS FUNDS
                                  on behalf of
                       Citizens International Growth Fund

                      Supplement dated September 5, 2003 to
                        Prospectus dated August 29, 2003

On August 18, 2003, the Board of Trustees of Citizens Funds, on behalf of the Citizens International Growth Fund, approved a proposed reorganization pursuant to which Citizens Global Equity Fund, also a series of Citizens Funds, would acquire the assets and assume the liabilities of the International Growth Fund in exchange for shares of Global Equity Fund. This reorganization will allow International Growth Fund shareholders to maintain an investment in a fund with similar investment objectives and policies but with a broader investment mandate. Please note that, while both funds invest in foreign securities, the Global Equity Fund, unlike the International Growth Fund, invests a substantial portion of its assets in the United States.

Under the terms of the proposed reorganization, International Growth Fund shareholders would receive shares of Global Equity Fund equal in value to their shares of International Growth Fund in accordance with the terms of the reorganization. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

As of September 12, 2003, Citizens Funds will no longer be accepting investments into the International Growth Fund from new or existing shareholders, except for dividend reinvestments.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the International Growth Fund. Proxy materials describing the proposed reorganization will be mailed on or about October 17, 2003 to International Growth Fund shareholders of record on or about September 30, 2003, in anticipation of a meeting of the shareholders expected to be held on November 21, 2003. If approved by International Growth Fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.